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                                                                    EXHIBIT 23.3

                         Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated March 30, 2000, with respect to the consolidated financial statements of Latin Communications Group, Inc. included in Amendment No.1 to the Registration Statement (Form S-1 No. 333-35336) and related Prospectus of Entravision Communications Corporation for the registration of its common stock.

                                              /s/ Ernst & Young LLP

San Jose, California
June 13, 2000